Exhibit(g)(6)

Appendix A

As of September 8, 2016, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of September 8, 2016, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds Portfolios	Classes
MassMutual RetireSMARTSM 2010 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2015 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2020 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2025 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2030 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2035 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2040 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2045 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2050 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2055 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2060 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Conservative Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM In Retirement Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Moderate Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Moderate Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Blue Chip Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Diversified International Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Diversified Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Focused Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Growth Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Large Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid Cap Growth Equity II Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid-Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Overseas Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Growth Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Value Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Company Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Strategic Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Total Return Bond Fund	I, R5, Service, Administrative, A, R4, R3
MM MSCI EAFE® International Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Russell 2000® Small Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P 500® Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P® Mid Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Select Bond and Income Asset Fund	I
MM Select Equity Asset Fund	I

MassMutual Premier Funds Portfolios	Classes
MassMutual Premier Balanced Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Core Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Disciplined Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Disciplined Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Diversified Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Global Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier High Yield Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Inflation-Protected and Income Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier International Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Main Street Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier U.S. Government Money Market Fund	R5
MassMutual Premier Short-Duration Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Small Cap Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Strategic Emerging Markets Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Value Fund	I, R5, Service, Administrative, A, R4, R3

MML Series Investment Fund Portfolios	Classes
MML Aggressive Allocation Fund	Initial, Service
MML American Funds Core Allocation Fund	Service I
MML American Funds® Growth Fund	Service I
MML American Funds® International Fund	Service I
MML Balanced Allocation Fund	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Growth Fund	II, Service I
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth Allocation Fund	Initial, Service
MML Growth & Income Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML International Equity Fund	II, Service I
MML Large Cap Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service
MML Total Return Bond Fund	II, Service I

MML Series Investment Fund II Portfolios	Classes
MML Asset Momentum Fund	II, Service I
MML Blend Fund	Initial, Service
MML Dynamic Bond Fund	II, Service I
MML Equity Fund	Initial, Service
MML Equity Rotation Fund	II, Service I
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML Managed Bond Fund	Initial, Service
MML U.S. Government Money Market Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Special Situations Fund	II, Service I
MML Strategic Emerging Markets Fund	II, Service I

	MASSMUTUAL SELECT FUNDS	STATE STREET BANK AND TRUST COMPANY

	By: /s/ Nicholas Palmerino	By: /s/ Andrew Erickson
	Nicholas Palmerino	Andrew Erickson
	Title: CFO and Treasurer	Title: Executive Vice President

MASSMUTUAL PREMIER FUNDS

By: /s/ Nicholas Palmerino
Nicholas Palmerino
Title: CFO and Treasurer

MML SERIES INVESTMENT FUND

By: /s/ Nicholas Palmerino
Nicholas Palmerino
Title: CFO and Treasurer

MML SERIES INVESTMENT FUND II

By: /s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer